UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska             68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 9/30/11

Item 1.  Reports to Stockholders.

The Lacerte Guardian Fund

Annual Report

September 30, 2011

www.lacerteguardianfund.com

Investor Information: 1-877-738-9888

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of The Lacerte Guardian Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

LACERTE CAPITAL ADVISERS, LLC

Dear Investor,

As the year has progressed, capital markets have been looking for some sign of economic recovery yet the end of the 3rd quarter of 2011 has brought with it more questions than answers in the equity and debt markets.

For the 3rd quarter of 2011 the Lacerte Guardian Fund declined 7.06% compared to a decline of 13.87% for the S&P 500.  This brings our year-to-date return to down 9.0% compared to down 8.68% for the S&P 500.  The volatility in the market allowed us to monetize some of the pullbacks in the broader market setting us up for the possibly of a strong fourth quarter to the year.  This is accomplished through the monetization of our hedges which allows us to purchase more stock at lower prices and is essentially a very effective way to dollar cost average into the market.  The main difference is that instead of using money out of our own pocket to buy more stock we are using cash (profits) that the market has given us from our hedges to buy more stock.  This, over time, is designed to add significant alpha to the investment.

Our outlook for the fourth quarter is bullish with a bit of caution.  Investors are looking for yield and return of investment and are searching for any reason to jump back in the equity market.  The biggest concern within the market place is Europe and their ability to handle the strain that has been placed on their banking and financial system.  There are tentative dates on the calendar for which Europe and the IMF must act to provide some stability in the financial system and we shall see how the markets react to that as we move into the fourth quarter.  The effect this has had on bonds is significant.   Yield from a bond comes with risk that once rates begin to move higher (and therefore bonds lower) investors will flood back in the equity space seeking return.  The good news here is because of our natural hedging strategy we believe we are properly invested as the market turns and we do not have to attempt any market timing.

Regards,

Jeffrey Beamer

Portfolio Manager

Lacerte Capital Advisers

LACERTE CAPITAL ADVISERS, LLC

Definitions:

Volatility - A statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Hedge- Making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking an offsetting position in a related security, such as a futures contract.

Alpha- Is a measure of value added by the portfolio manager

International Monetary Fund (IMF) - The Fund surveys and monitors economic and financial developments, lends funds to countries with balance-of-payment difficulties, and provides technical assistance and training for countries requesting it

NLD Review Code: 2365-NLD-11/02/2011

Lacerte Guardian Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

                                                                                                                                        The Fund’s performance figures for the year ending September 30, 2011, compared to its benchmarks:

	One Year	Three Year	Inception* – September 30, 2011	Inception** – September 30, 2011
Lacerte Guardian Fund – Class A	(5.05)%	N/A	0.11%	N/A
Lacerte Guardian Fund – Class A with load	(9.33)%	N/A	(3.53)%	N/A
Lacerte Guardian Fund – Class I***	(4.70)%	(1.86)%	N/A	1.63%
S&P 500 Total Return Index	1.14%	1.23%	10.65%	(2.57)%

* Inception date is July 2, 2010.

** Inception date is February 28, 2007.

*** Reflects the actual fees and expenses that were charged when the Fund was a Partnership with the exception of performance fees. The predecessor partnership’s performance is only for the periods before the Fund’s registration statement was effective, which was October 1, 2009. Prior to October 1, 2009, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 4.50%.  The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions, or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-738-9888.

     Portfolio Composition

% of Net Assets
Exchange Traded Funds	92.52%
Purchased Put Options	3.59%
Short-Term Investments	1.48%
Written Call Options	(0.38)%
Cash and Other Assets
less Liabilities	2.79%
100.00%

Lacerte Guardian Fund
PORTFOLIO OF INVESTMENTS
September 30, 2011
Shares/Contracts		Value

	EXCHANGE TRADED FUNDS - 92.52%
	EQUITY FUND - 92.52%
66,000	SPDR S&P 500 ETF Trust * >	$ 7,469,220
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $8,766,050)	7,469,220

	PURCHASED PUT OPTIONS - 3.59% **
660	SPDR S&P 500 ETF Trust ^
	Expiration October 2011, Exercise Price $113.00	289,740
	TOTAL PURCHASED PUT OPTIONS ( Cost - $189,338)	289,740

	SHORT-TERM INVESTMENTS - 1.48%
	MONEY MARKET FUND - 1.48%
119,565	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.12% +	119,565
	TOTAL SHORT-TERM INVESTMENTS ( Cost - $119,565)	119,565

	TOTAL INVESTMENTS - 97.59% ( Cost - $9,074,953) (a)	$ 7,878,525
	CALL OPTIONS WRITTEN - (0.38) %	(30,360)
	OTHER ASSETS LESS LIABILITIES - 2.79%	224,734
	NET ASSETS - 100.00%	$ 8,072,899

	CALL OPTIONS WRITTEN - (0.38) % **
660	SPDR S&P 500 ETF Trust ^
	Expiration October 2011, Exercise Price $124.00
	TOTAL CALL OPTIONS WRITTEN (Proceeds - $204,037) (a)	$ 30,360
__________
* Subject to written call option.
> Secutity is pledged as collateral for options written.
^ Non-income producing.
+ Money Market Fund; interest rate reflects seven-day effective yield on September 30, 2011.
** Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including options written, is $8,872,899 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 274,079
	Unrealized depreciation	(1,298,813)
	Net unrealized depreciation	$ (1,024,734)

The accompanying notes are an integral part of these financial statements.

Lacerte Guardian Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

Assets:
Investments in Securities at Value (Identified cost $ 9,074,953)	$ 7,878,525
Deposits with Broker	215,715
Dividends and Interest Receivable	42,880
Prepaid Expenses and Other Assets	5,383
Total Assets	8,142,503

Liabilities:
Call Options Written, at Value (Premiums $204,037)	30,360
Accrued Advisory Fees	578
Payable to Other Affiliates	15,911
Accrued Distribution Fees	324
Other Accrued Expenses	22,431
Total Liabilities	69,604

Net Assets	$ 8,072,899

Net Asset Value Per Share:
Class I Shares:
Net Assets	$ 6,512,833
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	405,459
Net Asset Value (Net Assets/Shares Outstanding), Offering Price
and Redemption Price Per Share*	$ 16.06
Class A Shares:
Net Assets	$ 1,560,066
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	97,377
Net Asset Value (Net Assets/Shares Outstanding) and
Redemption Price Per Share*	$ 16.02
Maximum Offering Price Per Share (Maximum Sales Charge of 4.50%)	$ 16.77

Composition of Net Assets:
At September 30, 2011, Net Assets consisted of:
Paid-in-Capital	$ 7,770,477
Accumulated Net Realized Gain on Investments	1,325,173
Net Unrealized Appreciation (Depreciation) on:
Investments	(1,296,830)
Purchased Options	100,402
Written Options	173,677
Net Assets	$ 8,072,899
___________
* The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

Lacerte Guardian Fund
STATEMENT OF OPERATIONS
September 30, 2011

Investment Income:
Dividend Income	$ 248,354
Interest Income	496
Total Investment Income	248,850

Expenses:
Investment Advisory Fees	245,000
Performance Fees	(197,751)
Transfer Agent Fees	43,501
Administration Fees	43,016
Fund Accounting Fees	32,190
Registration & Filing Fees	22,807
Chief Compliance Officer Fees	16,002
Audit Fee	16,002
Brokerage Fees	11,686
Legal Fees	10,654
Printing Expense	8,374
Custody Fees	5,836
Trustees' Fees	5,242
Interest Expense	3,431
Distribution Fees - Class A	2,681
Insurance Expense	2,281
Miscellaneous Expenses	3,500
Total Expenses	274,452
Less: Fees Waived by the Adviser	(21,138)
Fees Waived by the Administrator	(616)
Net Expenses	252,698

Net Investment Loss	(3,848)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	2,896,185
Purchased Options	(1,421,360)
Written Options	(131,066)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,407,758)
Purchased Options	133,512
Written Options	173,817
Net Realized and Unrealized Gain on Investments	243,330

Net Increase in Net Assets Resulting From Operations	$ 239,482

The accompanying notes are an integral part of these financial statements.

Lacerte Guardian Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	September 30, 2011	September 30, 2010

Operations:
Net Investment Loss	$ (3,848)	$ (250,813)
Net Realized Gain (Loss) on Investments, Purchased Options
and Written Options	1,343,759	(597,288)
Net Change in Unrealized Appreciation (Depreciation) on
Investments, Purchased Options and Written Options	(1,100,429)	77,678
Net Increase (Decrease) in Net Assets
Resulting From Operations	239,482	(770,423)

Distributions to Shareholders From:
Net Realized Capital Gains
($0.10 and $0.00 per share, respectively)	(60,559)	-
Total Distributions to Shareholders	(60,559)	-

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued (116,795 and 1,720,135 shares)	2,026,488	29,859,809
Distributions Reinvested (2,563 and 0 shares, respectively)	43,552	-
Shares Transferred from Class R (0 and 22,317 shares, respectively)	-	378,714
Cost of Shares Redeemed (1,067,427 and 388,924 shares)	(18,827,439)	(6,542,182)
Redemption Fee Proceeds	79	2,432
Total Class I Shares	(16,757,320)	23,698,773

Class A Shares:
Proceeds from Shares Issued (88,484 and 13,244 shares)	1,560,256	225,225
Distributions Reinvested (278 and 0 shares, respectively)	4,728	-
Cost of Shares Redeemed (4,629 and 0 shares)	(79,900)	-
Redemption Fee Proceeds	27	-
Total Class A Shares	1,485,111	225,225

Class R Shares*:
Proceeds from Shares Issued (0 and 22,334 shares, respectively)	-	391,404
Shares Transferred to Class I (0 and 22,334 shares, respectively)	-	(378,794)
Total Class R Shares	-	12,610

Total From Shares of Beneficial Interest Transactions	(15,272,209)	23,936,608

Increase (Decrease) in Net Assets	(15,093,286)	23,166,185

Net Assets:
Beginning of Year	23,166,185	-
End of Year	$ 8,072,899	$ 23,166,185

Undistributed Net Investment Income at End of Year	$ -	$ -

* For the period October 1, 2009 through January 28, 2010. Effective January 29, 2010, Class R shares suspended sales and the outstanding shares were exchanged for Class I shares at net asset value.

The accompanying notes are an integral part of these financial statements.

Lacerte Guardian Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class I
	For the Year		For the Year
	Ended		Ended
	September 30, 2011		September 30, 2010*

Net Asset Value, Beginning of Year	$ 16.95		$ 17.08
Increase (Decrease) From Operations:
Net investment income (loss) (a)	0.00	(e)	(0.20)
Net gain (loss) from securities
(both realized and unrealized)	(0.79)	(c)	0.07	(c)
Total from operations	(0.79)		(0.13)

Less Distributions:
From net realized gains	(0.10)		-

Redemption Fees (e)	0.00		0.00

Net Asset Value, End of Year	$ 16.06		$ 16.95

Total Return (b)	(4.70)%		(0.76)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 6,513		$ 22,941
Ratio to average net assets:
Expenses, Gross (d)	1.93%		2.65%
Expenses, Net of Reimbursement (d)	1.77%		2.49%
Net investment income (loss), Gross (d)	(0.18)%		(1.34)%
Net investment income (loss), Net of Reimbursement (d)	(0.01)%		(1.17)%
Portfolio turnover rate	86%		208%

__________
*Class I commenced operations on October 1, 2009.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.
(d)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(e) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lacerte Guardian Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class A
	For the Year		For the Period
	Ended		Ended
	September 30, 2011		September 30, 2010*

Net Asset Value, Beginning of Period	$ 16.97		$ 16.09
Increase (Decrease) From Operations:
Net investment loss (a)	(0.04)		(0.13)
Net gain (loss) from securities
(both realized and unrealized) (e)	(0.81)		1.01
Total from operations	(0.85)		0.88

Less Distributions:
From net realized gains	(0.10)		-

Redemption Fees	0.00	(g)	-

Net Asset Value, End of Period	$ 16.02		$ 16.97

Total Return (b)	(5.05)%		5.47%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 1,560		$ 225
Ratio to average net assets:
Expenses, Gross (f)	2.40%		3.23%	(c)
Expenses, Net of Reimbursement (f)	2.35%		2.75%	(c)
Net investment income (loss), Gross (f)	(0.28)%		(3.18)%	(c)
Net investment income (loss), Net of Reimbursement (f)	(0.23)%		(2.70)%	(c)
Portfolio turnover rate	86%		208%	(d)

__________
*Class A commenced operations on July 2, 2010.
(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized.
(d) Not annualized.
(e)	The amount of net gain (loss) from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.
(f)	Does not reflect the expenses of the underlying funds in which the Fund invests.
(g) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Lacerte Guardian Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

1.

ORGANIZATION

The Lacerte Guardian Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is to seek capital appreciation.

The Lacerte Guardian Fund was organized originally as a limited partnership in February 2007.  Effective as of the close of business on September 30, 2009, the predecessor partnership was reorganized into a Delaware statutory trust as a registered investment company.  The Lacerte Guardian Fund commenced operations on October 1, 2009 with a contribution of assets and liabilities, including securities-in-kind from the predecessor limited partnership.

The Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 4.50%.  Class I shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Class I shares commenced operations on October 1, 2009.  Class A shares commenced operations on July 2, 2010.  For the period October 1, 2009 through January 28, 2010, the Fund offered Class R shares.  On January 29, 2010, Class R shares suspended sales and the Fund exchanged 22,334 shares of Class R (valued at $16.96) for 22,317 shares of Class I (valued at $16.97), pursuant to an action approved by the Board of Trustees.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Lacerte Guardian Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 7,469,220	-	-	$ 7,469,220
Purchased Put Options	289,740	-	-	289,740
Short-Term Investments	119,565	-	-	119,565
Total	$ 7,878,525	-	-	$ 7,878,525

Liabilities	Level 1	Level 2	Level 3	Total
Call Options Written	$ 30,360	-	-	$ 30,360
Total	$ 30,360	-	-	$ 30,360

The Fund did not hold any Level 3 securities during the period. There were no significant transfers into or out of

Level 1 & 2 during the period.  It is the Fund’s policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Lacerte Guardian Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell (write) options to help hedge against risk.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As the writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.  During the year ended September 30, 2011, the Fund had net realized losses of $1,552,426 involving option transactions subject to equity price risk.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010) or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions at U.S. Federal and Nebraska State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Lacerte Guardian Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually.  The Fund will declare and pay net realized capital gains, if any, annually.  Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Lacerte Capital Advisers, LLC serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% of the average daily net assets of the Fund.  For the year ended September 30, 2011, the Adviser earned advisory fees of $245,000. The Fund also pays the adviser a variable performance-based fee.  This fee is comprised of the annual base rate of 1.75% of average daily net assets (fulcrum fee), subject to a performance adjustment, in accordance with a rate schedule. The performance adjustment either increases or decreases the management fee, depending on how well the Fund has performed relative to the Standard and Poor's 500 Index ("S&P 500 Index") over a performance period.  The performance period is the most recent 12-month period (rolling 12-month period).

The management fee will be the fulcrum fee (i.e., there will be no performance adjustment) if the Fund’s performance is within positive or negative 2.00% (two percentage points) of the investment record of the S&P 500 Index over the performance period.  If the difference between the Fund’s performance and the investment record of the S&P 500 Index exceeds two percentage points, the fee will be adjusted either up or down 1.00%.  The maximum annualized performance adjustment rate is plus or minus 1.00% (which would result from a performance differential of 2 percentage points or more between the Fund’s performance and the investment record of the S&P 500 Index).  The rate calculated is applicable to the last month of the performance period and it is subject to recalculation for the following month.  The performance adjustment is calculated each day of the last month of the performance period by multiplying the applicable performance adjustment rate by the Fund’s average daily net assets over the performance period and dividing the result by the number of days in the year.  During the first full 12 calendar months immediately following the effective date of the Fund's registration statement ("Initial Period"), the Adviser received only the fulcrum fee.  The Adviser is entitled to receive a performance adjustment only after completion of the Initial Period.  The purpose of suspending payment of the performance adjustment during the Initial Period was to establish a performance record for the Fund on which the management fee is later calculated.

Lacerte Guardian Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

For purposes of comparing the Fund’s after-expenses performance to the investment record of the S&P 500 Index, the Fund's performance already reflects (i.e., is reduced by) any positive performance fee adjustments made during the performance period.  Thus, when the Fund outperforms the S&P 500 Index, shareholders will receive a total return that represents the full amount of the outperformance.  The performance adjustment rate will be no more than 1.00%.

Prior to February 1, 2011, the Adviser contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Fund did not exceed 2.50% and 2.75% of the Fund’s average daily net assets for Class I and Class A shares, respectively.  The Adviser waived fees of $21,138 from October 1, 2010 to January 31, 2011.

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

  10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

GFS waived fees of $616 for the year ended September 30, 2011.

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $27,000 plus $6,000 for each share class above one along with a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

A portion of the Fund Accounting fee was accrued for in the prior year.

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $18,000 per share class and the per account charge is $16.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.   For the year ended September 30, 2011, the Fund incurred expenses of $16,002 for compliance services pursuant to the Trust’s Agreement with NLCS.

Lacerte Guardian Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended September 30, 2011, GemCom received $7,290 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities.  For the year ended September 30, 2011, the Class A shares incurred distribution fees of $2,681.

The Distributor acts as the Fund’s principal underwriter in a continuous offering of the Fund’s shares.  For the year ended September 30, 2011, the Distributor received $57,419 in underwriting commissions for sales of Class A shares, of which $7,657 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Adviser. The Fund pays the chairperson of the Audit Committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2011 amounted to $11,743,020 and $28,198,219, respectively.

5.

OPTION CONTRACTS

During the year ended September 30, 2011, the Fund’s change in unrealized appreciation and realized loss on option contracts subject to equity price risk amounted to $307,329 and $1,552,426, respectively which serves as an indicator of the volume of derivative activity for the Fund during the year.

The number of option contracts written and the premiums received by the Fund during the year ended September 30, 2011, were as follows:

	Written Options
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	(1,966)	$ (345,876)
Options purchased/written	(15,725)	(1,737,065)
Options closed	15,407	1,709,903
Options exercised	924	138,494
Options expired	700	30,507
Options outstanding, end of year	(660)	$ (204,037)

Lacerte Guardian Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

6.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs.  For the year ended September 30, 2011, the Fund assessed $106 in redemption fees.

7.

INTEREST EXPENSE

For the year ended September 30, 2011 the Fund incurred overdraft fees in the amount of $ 3,431.  The average rate of borrowings was 2.26%.

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2011	September 30, 2010
Long-Term Capital Gain	$ 60,559	$ -

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Capital Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 1,324,826	$ 2,330	$ -	$ -	$ (1,024,734)	$ 302,422

The difference between book basis and tax basis unrealized depreciation and undistributed ordinary income is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to net operating losses and prior year adjustments for straddles, resulted in reclassification for the Fund for the period ended September 30, 2011 as follows:  a decrease in paid-in-capital of $66,519; a decrease in accumulated net investment loss of $3,848; and an increase in accumulated net realized gain on investments of $62,671.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending September 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the September 30, 2012 annual report.

Lacerte Guardian Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2011

9.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in SPDR S&P 500 ETF Fund (the “Portfolio”), a registered open-end fund incorporated in the United States of America. The Fund may redeem its investment from the Portfolio at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the Portfolio.  The annual report of SPDR S&P 500 ETF Fund, along with the report of the independent registered public accounting firm is included in the SPDR S&P 500 ETF Funds’ N-30D filing dated November 28, 2011, available at ‘www.sec.gov’.

As of September 30, 2011, the percentage of the Fund’s net assets invested in the Portfolio was 92.52%.

10.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than a net as currently required.   Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

11.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of The Lacerte Guardian Fund

We have audited the accompanying statement of assets and liabilities of The Lacerte Guardian Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Lacerte Guardian Fund as of September 30, 2011, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                                                        BBD, LLP

Philadelphia, Pennsylvania

November 29, 2011

Lacerte Guardian Fund

EXPENSE EXAMPLE (Unaudited)

September 30, 2011

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/11)	Ending Account Value (9/30/11)	Expenses Paid During the Period** (4/1/11 to 9/30/11)
Actual Class I Class A	$1,000.00 $1,000.00	$907.47 $906.75	$10.95 $12.34
Hypothetical (5% return before expenses) Class I Class A	$1,000.00 $1,000.00	$1,013.59 $1,012.12	$11.56 $13.02

**Expenses Paid During Period are equal to Fund’s annualized expense ratio of 2.29% for Class I and 2.58% for Class A, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

The Lacerte Guardian Fund

Additional Information

September 30, 2011 (Unaudited)

Renewal of Advisory Agreement – Lacerte Guardian Fund

In connection with a regular meeting held on June 22, 2011, the Board of Trustees (the "Board") of the Northern Lights Fund Trust (the "Trust"), including a majority of the Trustees who are not interested persons of the Trust or interested persons of any party to the investment advisory agreement (the "Independent Trustees"), discussed the renewal of an investment advisory agreement (the "Advisory Agreement") between Lacerte Capital Advisors, LLC (the "Adviser") and the Trust, on behalf of the Lacerte Guardian Fund (the "Fund").  In considering the proposed renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Adviser; (b) the Fund's management fees and operating expenses compared with similar mutual funds; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the renewal of the Advisory Agreement for the Fund, the Board did not identify any single factor as controlling.  Matters considered by the Board in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed financial information provide by the Adviser regarding its revenue and assets and concluded that the Adviser is sufficiently well capitalized to meet its ongoing obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service generally consistent with the Board’s expectations.

Performance.  The Board considered the Adviser’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Trustees noted that during 2010 and for the year-to-date period ended June 17, 2011, Fund performance had been below that of a peer group of similarly managed long-short funds.  They also noted that the Adviser's strategy had produced above-peer-group returns during 2009.  However, the Trustees noted that the Fund is not an index fund, nor is it expected to track a peer group of funds because of the Adviser's significant strategy emphasis on a call writing strategy.  Consequently, performance should be expected to vary from any index or peer group on an ongoing basis.  Overall, the Trustees concluded that performance was acceptable, although they would continue to monitor performance with the expectation that performance versus the Fund's peer group would improve.

Fees and Expenses.  The Board noted that the Adviser charges a 1.75% annual advisory fee based on the average net assets of the Fund, subject to a performance fee.  The Trustees noted that the performance element of the Adviser's fee aligns the interests of the Adviser with those of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed long-short funds.  The Trustees concluded that the Fund’s advisory fees, while near the upper end of a range of peer group advisory fees, were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and that the level of fees paid by the Fund were within a range of reasonable fees when compared to a peer group of other similarly managed mutual funds.

Economies of Scale.  The Board considered whether there will be economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration at this time.

The Lacerte Guardian Fund

Additional Information

September 30, 2011 (Unaudited)(Continued)

Profitability.  The Trustees noted that because of the relatively small size of the Fund, past payments under an expense limitation agreement and recent negative performance-based fee adjustment, the Fund had not provided consistent profits to the Adviser.  Additionally, the Board considered the potential profits that might be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the lack of profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

Conclusion.  In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling.  Based on the Trustees' deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved renewal of the Advisory Agreement and concluded that the advisory fees are reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Lacerte Guardian Fund

SUPPLEMENTAL INFORMATION (Unaudited)

September 30, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	79

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	79	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Lacerte Guardian Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

September 30, 2011

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004)

.

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-877-738-9888 to request a copy of the SAI or to make shareholder inquiries.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

Investment Adviser

Lacerte Capital Advisers, LLC

2811 McKinney Ave., Suite 206

Dallas, TX 75204

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Union Bank, N.A.

350 California Street 6th Floor

San Francisco, California  94104

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-738-9888 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-738-9888.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $14,000

2010 - $14,000

(b)

Audit-Related Fees

2011 – None

2010 – None

(c)

Tax Fees

2011 – $2,000

2010 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 – None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2010

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - None

2010 - None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/5/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/5/11

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/5/11